UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026
_____________________________________________________________________________________

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2026, US Foods Holding Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders, upon recommendation of the board of directors of the Company (the “Board”), approved an amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation to permit stockholders owning at least 25% of the Company’s outstanding common stock to call a special meeting of stockholders. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on May 14, 2026.

The Board also approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”), which became effective upon the effectiveness of the Charter Amendment, to adopt certain changes to implement the special meeting right, which includes, among other things, provisions setting forth the following procedural and informational requirements:

•Information required: Any special meeting request must set forth information regarding the specific purpose(s) and business proposed to be conducted at the special meeting and information regarding the requesting stockholders. Requesting stockholders must provide, among other things, the same information currently required by the Amended and Restated Bylaws’ advance notice provisions.

•Ownership threshold and “net long” elements: Requesting stockholders must demonstrate that they own at least 25% of the outstanding common stock of the Company and must maintain that position through the date of the special meeting. Ownership of the Company’s common stock will be determined based on a “net long” ownership definition (generally requiring full voting and investment rights and full economic interest with respect to the shares used to meet the ownership threshold). Requesting stockholders will not be required to own the Company’s common stock for any prescribed minimum holding period prior to making a request.

•Blackout periods and other invalidity: The secretary of the Company (the “Secretary”) will not be required to call a special meeting of stockholders if: (i) the procedures in the Amended and Restated Bylaws or in the Company’s Amended and Restated Certificate of Incorporation are not complied with; (ii) the business requested to be conducted at the special meeting is not a proper subject for stockholder action under applicable law; (iii) an identical or substantially similar item of business is to be covered at a stockholder meeting called by the Board to be held within sixty (60) days after the request is received or an identical or substantially similar item was presented at a stockholder meeting held within the one hundred and twenty (120) days prior to the receipt of notice for the requested special meeting; (iv) the request is received by the Secretary during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; or (v) in certain cases, the requesting stockholders revoke their request or their stock ownership falls below the 25% ownership threshold.

•Business to be conducted: The business conducted at any special meeting requested by stockholders will be limited to the purposes stated in the request for the special meeting, but the Board may include additional matters for consideration.

The foregoing description of the Charter Amendment and the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The following proposals were voted on at the Annual Meeting with the following final voting results:

Proposal No. 1. All nominees for election to the Board listed in the proxy statement for the Annual Meeting were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Cheryl A. Bachelder	203,091,729	2,321,069	77,277	8,112,710
David W. Bullock	204,953,942	455,721	80,412	8,112,710

David E. Flitman	205,346,108	78,863	65,104	8,112,710
Marla C. Gottschalk	204,793,846	585,163	111,066	8,112,710
Carl Andrew Pforzheimer	205,326,116	82,082	81,877	8,112,710
Quentin Roach	205,009,519	401,979	78,577	8,112,710
David M. Tehle	204,429,199	982,291	78,585	8,112,710
Ann E. Ziegler	204,859,691	565,888	64,496	8,112,710

Proposal No. 2. The compensation paid to the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
199,888,080	5,361,163	240,832	8,112,710

Proposal No. 3. The appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2026 was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
210,048,265	3,421,849	132,671	—

Proposal No. 4. The proposal to approve an amendment to our certificate of incorporation to provide stockholders the right to call a special meeting at a 25% ownership threshold was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
205,371,228	52,326	66,521	8,112,710

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 15, 2026	US Foods Holding Corp.

	By:	/s/ Timothy D. Johnson
Timothy D. Johnson
Executive Vice President, Chief Legal Officer, and Corporate Secretary